UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2025

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Itron, Inc.

(Exact name of registrant as specified in its charter)

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Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2111 N. Molter Road

Liberty Lake, Washington 99019

(Address of Principal Executive Offices) (Zip Code)

(509) 924-9900

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 20, 2025, the Board of Directors (the Board) of Itron, Inc. (the Company) appointed Scott Drury as a new director of the Board, effective immediately. Mr. Drury has not yet been assigned to a Board Committee.

Mr. Drury recently retired from Southern California Gas Company, where he served as the Chief Executive Officer from 2020 to January 2025. From 2017 to 2020, he was President of San Diego Gas & Electric Company (SDG&E). Prior to serving as President, he held various roles of increasing responsibility at SDG&E from 1986 to 2017.

Mr. Drury is expected to participate in the Company's standard non-employee director compensation arrangements, as described in the Company's proxy statement for the 2025 annual meeting of shareholders.

There are no arrangements or understandings between Mr. Drury and any other person pursuant to which he was appointed as a director. Further, he is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. There is no material plan, contract, or other arrangement to which Mr. Drury is a party other than as described above.

Item 7.01. Regulation FD Disclosure.

On August 21, 2025, the Company announced the appointment of Scott Drury to the Company’s Board. A copy of the press release announcing her appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release Dated August 21, 2025.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Itron, Inc.

Date: August 21, 2025	By:	/s/ Christopher E. Ware
Christopher E. Ware
Senior Vice President, General Counsel and Corporate Secretary